BMT Investment Funds
(the “Trust”)

BMT Multi-Cap Fund
(the “Fund”)

Supplement dated October 17, 2019 to the

Statement of Additional Information (“SAI”) for the Fund dated September 28, 2019

Effective October 10, 2019, the Board of Trustees (the “Board”) of the Trust has accepted the resignation of Francis J. Leto as a Trustee and Chairman of the Board. At a meeting held on October 10, 2019, the Board elected Jennifer Dempsey Fox, the Trust’s President and Principal Executive Officer, to serve as an Interested Trustee and Chairperson of the Board. Accordingly, the SAI is hereby supplemented and revised as follows:

The table under the section “Trustees and Officers” starting on page 19 of the SAI is hereby supplemented and revised as follows:

Name, Address* and Age	Position(s) Held with the Trust	Term of Office** and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee
Interested Trustee and Officer
Jennifer Dempsey Fox*** Age: 48	Chairperson, Trustee, President and Principal Executive Officer	Indefinite Term, Since 2019 (Chairperson and Trustee); Indefinite Term, Since 2018 (President and Principal Executive Officer)	1
President, Bryn Mawr Trust Company Wealth Management Division (2017 to present) and President, BMT Investment Advisers (since January 2018); Executive Vice President and Chief Wealth Strategist, PNC Asset Management Group (2011 to 2017).
					None.
*	Each Trustee may be contacted by writing to the Trustees of BMT Investment Funds, 801 Lancaster Ave. Bryn Mawr, PA 19010.
**	Each Trustee serves until his or her successor is duly elected or appointed and qualified.
***	Ms. Fox is considered an “interested person” of the Trust because of her relationship with the Adviser.

The “Trustee Qualifications” section starting on page 21 of the SAI is hereby supplemented and revised as follows:

Ms. Fox has more than 23 years of experience in wealth management and delivering financial solutions for high net worth individuals, families, and institutions. Ms. Fox is a Certified Financial Planner™ professional. She received her B.S. in Accountancy from Villanova University, a J.D. from Temple University Beasley School of Law, and an MBA from the Fox School of Business at Temple University.

The table under the section “Trustee Management and Ownership of Fund Shares” on page 22 of the SAI is hereby supplemented and revised as follows:

Dollar Range of Fund Shares Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)
Name
Interested Trustee
Jennifer Dempsey Fox	$10,001-$50,000

The table under the section “Trustee Compensation” on page 23 of the SAI is hereby supplemented and revised to provide the estimated compensation to be received by Jennifer Dempsey Fox during the fiscal year ended May 31, 2020:

Name of Person/Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and the Trust
Jennifer Dempsey Fox	None	None	None	None

This supplement should be retained with your SAI for future reference.